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                                                                     Exhibit 1.1


                                                                   DRAFT 6/18/94


                             ______________ Shares

                             MICHAELS STORES, INC.

                                 Common Stock


                             UNDERWRITING AGREEMENT

                                                         _______________, 1994


CS FIRST BOSTON CORPORATION
ROBERTSON, STEPHENS & COMPANY, L.P.
NOMURA SECURITIES INTERNATIONAL, INC.
As Representatives of the Several Underwriters,
  c/o CS First Boston Corporation,
    Park Avenue Plaza,
    New York, N. Y. 10055


Dear Sirs:

      1. INTRODUCTORY. Michaels Stores, Inc., a Delaware corporation ("Company"), proposes to issue and sell to the several Underwriters named in Schedule A hereto (the "Underwriters") _______________ shares of its Common Stock, $0.10 par value ("Common Stock"), and the stockholders listed in Schedule A hereto (the "Selling Stockholders") propose severally to sell to the several Underwriters an aggregate of _______________ shares of Common Stock of the Company (such shares of Common Stock to be sold by the Company and the Selling Stockholders are herein collectively called the "U.S. Firm Shares"). The Company also proposes to issue and sell to the Underwriters and the Managers (as defined below), at the option of CS First Boston Corporation as Representative of the Underwriters, an aggregate of not more than _______________ additional shares of its Common Stock (the "Optional Shares") as set forth below. The U.S. Firm Shares and the Optional Shares that may be sold to the Underwriters (the "U.S. Optional Shares") are herein collectively called the "U.S. Shares."

      It is understood that the Company and the Selling Stockholders are concurrently entering into a Subscription Agreement, dated the date hereof (the "Subscription Agreement"), with CS First Boston Limited ("CSFBL") and the other managers named therein (the "Managers"), relating to the concurrent offering and sale of __________ shares of Common Stock ("International Firm Shares", which together with the Optional Shares that may be sold to the Managers by the Company (the "International Optional Shares") are herein collectively called the "International Shares") outside the


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United States and Canada (the "International Offering").  The U.S. Firm Shares
and the International Firm Shares are herein collectively called the "Firm Shares." The U.S. Shares and the International Shares are herein collectively called the "Offered Shares." To provide for the coordination of their activities, the Underwriters and the Managers have entered into an Agreement Between the U.S. Underwriters and the Managers which permits them, among other things, to sell the Offered Shares to each other for purposes of resale.

      The Company hereby agrees with the several Underwriters as follows:

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

            (i) A registration statement (No. 33-53639) relating to the Offered Shares, including a form of prospectus relating to the U.S. Shares, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If the Company does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means (A) if the Company has advised you that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, or (B) if the Company has advised you that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all material incorporated by reference therein and including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, is hereinafter referred to as the "Registration Statement", and the form of prospectus relating to the U.S. Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "U.S. Prospectus", and the form of prospectus relating to the International Shares, which is identical to the U.S. Prospectus except for the outside front cover page, the inside front cover page, the text under the captions "Underwriting" and "Subscription and Sale" in the U.S. Prospectus and the form of prospectus relating to the International Shares, respectively, and the outside back cover page (copies of such pages having been heretofore delivered by the Company to CFSB on behalf of the Managers),


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      including all material incorporated by reference in such prospectus, is hereinafter referred to as the "International Prospectus." The U.S. Prospectus and the International Prospectus are hereinafter collectively referred to as the "Prospectuses."

            (ii) If the Effective Time is prior to the execution and delivery of this Agreement: (A) on the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the U.S. Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectuses will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time is subsequent to the execution and delivery of this
      Agreement: on the Effective Date, the Registration Statement and the Prospectuses will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or Prospectuses based upon written information furnished to the Company by any Underwriter through you or by any Manager through CSFBL specifically for use therein.

            (iii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except for certain registration rights set forth in
      Article VII of that certain Common Stock and Warrant Agreement dated as of October 16, 1984, by and between Michaels Stores, Inc. and Peoples Restaurants, Inc. (the "Registration Rights"), all of which Registration Rights, pursuant to the terms of that certain Third Amendment to the Common Stock and Warrant Agreement dated September 1, 1992 (the "Third Amendment") are now held by the Prior Assignees (as defined in the Third Amendment), Tallulah, Ltd., the Christiana Trust and the Andrew Trust (as more fully described in the Third Amendment) and all of which Registration Rights have been waived with respect to the transactions contemplated by this Agreement.



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            (iv)  Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finders fee or other like payment in connection with the U.S. Offering, the International Offering or the acquisition of Leewards Creative Crafts, Inc. ("Leewards") by the Company pursuant to an Agreement and Plan of Merger (as amended to date, the "Merger Agreement") among the Company, its wholly-owned subsidiary LWA Acquisition Corporation, and Leewards dated May 10, 1994 (the "Leewards Acquisition").

            (v) The Merger Agreement (including the First Amendment to Agreement and Plan of Merger dated June 2, 1994, which is the only amendment thereto to date) is a valid and binding agreement enforceable against the parties thereto in accordance with its terms, and the Leewards Acquisition has been consummated in accordance with the terms of the Merger Agreement.

      (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

            (i) Such Selling Stockholder has and on the Closing Date hereinafter mentioned will have valid and unencumbered title to the shares of Common Stock to be sold by such Selling Stockholder and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the shares of the Common Stock to be sold by such Selling Stockholder hereunder; and upon the delivery of and payment for the U.S. Firm Shares hereunder the several Underwriters will acquire valid and unencumbered title to the shares of the Common Stock to be sold by such Selling Stockholder.

            (ii) If the Effective Time is prior to the execution and delivery of this Agreement: (A) on the Effective Date, the Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time is subsequent to the execution and delivery of this Agreement: on the Effective Date, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply to each Selling Stockholder only to the extent that any statements in or omissions from the Registration Statement or Prospectuses are


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      based on written information furnished to the Company by such Selling
      Stockholder specifically for use therein.

            (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholders and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finders fee or other like payment in connection with the U.S. Offering, the International Offering or the Leewards Acquisition.

            (iv) The Merger Agreement (including the First Amendment to Agreement and Plan of Merger dated June 2, 1994, which is the only amendment thereto to date) is a valid and binding agreement enforceable against the Selling Stockholders in accordance with its terms, and the Leewards Acquisition has been consummated in accordance with the terms of the Merger Agreement.

      3. PURCHASE, SALE AND DELIVERY OF U.S. SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $__________ per share, the respective numbers of U.S. Firm Shares (rounded up or down, as determined by you in your discretion, in order to avoid fractions) obtained by multiplying the number of U.S. Firm Shares to be sold by the Company or the number of U.S. Firm Shares set forth opposite the name of such Selling Stockholder in Schedule A hereto, as the case may be, by a fraction the numerator of which is the number of U.S. Firm Shares set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of U.S. Firm Shares.

      Certificates in negotiable form for the shares of the Common Stock to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, pursuant to agreements entitled Custody Agreement and Power of Attorney (the "Custody Agreement and Power of Attorney") made with ________________________ and _________________________, as custodians
("Custodians"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreement and Power of Attorney are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Common Stock hereunder, certificates for such shares of Common Stock shall be delivered by the Custodians in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodians shall have received notice of such death or other event or termination.


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      The Company and the Custodians will deliver the U.S. Firm Shares to you for the accounts of the Underwriters, at the office of CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055, (or, if requested by the Underwriters, through the Depository Trust Corporation system) against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of Michaels Stores, Inc., in the case of ___________ U.S. Firm Shares and _________________________ in the case of _______________ U.S. Firm Shares, at the office of Jackson & Walker L.L.P., Dallas, Texas, at 10:00 A.M., New York time, on _______________, _______________, 1994, or at such other date and time not later than seven full business days thereafter as you and the Company determine, such time and date being herein referred to as the "First Closing Date." The certificates for the U.S. Firm Shares so to be delivered will be in definitive form, in such denominations and registered in such names as you request and will be made available for checking and packaging at the office of CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055 at least 24 hours prior to the First Closing Date.

      In addition, upon written notice from CS First Boston Corporation from time to time given to the Company not more than 30 days subsequent to the date of the initial public offering of the U.S. Firm Shares, the Underwriters and the Managers may purchase all or less than all of the Optional Shares, which in the case of the Underwriters shall be at the purchase price per share to be paid for the U.S. Firm Shares. Unless otherwise agreed between you and CSFBL, the Optional Shares to be so purchased by the Underwriters shall be in the same proportion as the U.S. Firm Shares bear to the Firm Shares. The Company agrees to sell to the Underwriters the number of such U.S. Optional Shares specified in such notice and the Underwriters agree, severally and not jointly, to purchase such U.S. Optional Shares. Such U.S. Optional Shares shall be purchased for the account of each Underwriter in the same proportion as the number of U.S. Firm Shares set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of U.S. Firm Shares (subject to adjustment by you to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the U.S. Firm Shares. No Optional Shares shall be sold or delivered unless the U.S. Firm Shares and the International Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Shares or any portion thereof may be surrendered and terminated at any time upon notice by you on behalf of the Underwriters and the Managers to the Company.

      The time for the delivery of and payment for the U.S. Optional Shares, being herein referred to as the "Option Closing Date" (which may be the First Closing Date) (the First Closing Date and the Option Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by you but shall be not later than seven (7) business days after written notice of election to purchase Optional Shares is given. The Company will deliver the U.S. Optional Shares to you for the accounts of the several Underwriters, at the office of CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055, against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of Michaels Stores, Inc., at the office of Jackson & Walker L.L.P., Dallas,


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Texas.  The certificates for the U.S. Optional Shares will be in definitive form, in such denominations and registered in such names as you request upon reasonable notice prior to the Option Closing Date and will be made available for checking and packaging at the office of CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055 at a reasonable time in advance of the Option Closing Date.

      4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the U.S. Shares for sale to the public as set forth in the U.S. Prospectus.

      5. CERTAIN AGREEMENTS OF THE COMPANY AND THE SELLING STOCKHOLDERS. The Company and the Selling Stockholders agrees with the several Underwriters that:

            (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Company will file the U.S. Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph, (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifth business day after the Effective Date. The Company will advise you promptly of any such filing pursuant to Rule 424(b).

            (b) The Company will advise you promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectuses and will not effect such amendment or supplementation without your consent, which consent shall not be unreasonably withheld; and the Company will also advise you promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Registration Statement or the Prospectuses and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (c) If, at any time when a prospectus relating to the Offered Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend either or both of the Prospectuses to comply with the Act, the Company, subject to paragraph (b) above, promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders

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      an earnings statement covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

            (e) The Company will furnish to you copies of the Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, the U.S. Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request.

            (f) The Company will arrange for the qualification of the Offered Shares for sale under the laws of such jurisdictions in the United States as you designate and will continue such qualifications in effect so long as required for the distribution.

            (g) During the period of five years hereafter, the Company will furnish to you and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to you (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other publicly available information concerning the Company as you may reasonably request.

            (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with qualifications of the Offered Shares for sale under the laws of such jurisdictions in the United States as you designate and the printing of memoranda relating thereto, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Shares and for expenses incurred in distributing preliminary prospectuses and the U.S. Prospectus (including any amendments and supplements thereto) to the Underwriters.

      Each Selling Stockholder agrees to deliver to you on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

      6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the U.S. Firm Shares on the First Closing Date and the U.S. Optional Shares on the Option Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions

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hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a) You shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Ernst & Young confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

                  (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) they have made a review of the unaudited financial statements of the Company and its consolidated subsidiaries included in the Registration Statement in accordance with standards established by the American Institute of Certified Public Accountants, as indicated in their reports attached to such letter;

                  (iii) on the basis of the review referred to in clause (ii)
            above, a reading of the latest available interim financial statements of the Company and its consolidated subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) the unaudited financial statements of the Company and its consolidated subsidiaries included in the Registration Statement do not comply in form in all material respects with applicable accounting requirements of the Act and the related published Rules and Regulations;

                        (B) at the date of the latest available balance sheet of the Company and its consolidated subsidiaries read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries, or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets of the Company and its consolidated subsidiaries, as compared with amounts shown on the latest balance sheet of the Company and its consolidated subsidiaries included in the Prospectuses; or

                        (C) for the period from the closing date of the latest income statement of the Company and its consolidated subsidiaries included in the Prospectuses to the closing date of the latest available income statement of the Company and its consolidated subsidiaries read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement of the Company and its consolidated subsidiaries included in the Prospectuses, in consolidated net sales or net operating income of the Company and its consolidated subsidiaries or in the total or per share amount of consolidated net income of the Company and its consolidated subsidiaries;

            except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectuses disclose have occurred or may occur or which are described in such letter; and

                  (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its consolidated subsidiaries subject to the internal controls of the Company's and its consolidated subsidiaries' accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

      For purposes of this subsection, if the Effective Time is subsequent to the execution and delivery of this Agreement, "Registration Statement" shall mean the registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the Effective Time, and "Prospectuses" shall mean the prospectus included in the Registration Statement and the related draft of the International Prospectus. All financial statements and schedules included in material incorporated by reference into the U.S. Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

            (b) You shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Deloitte & Touche confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

                  (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) they have made a review of the unaudited financial statements of Leewards Creative Crafts, Inc. ("Leewards") and its consolidated subsidiaries included in the Registration Statement in accordance with standards established by the American Institute of Certified Public Accountants, as indicated in their reports attached to such letter;

                  (iii) on the basis of the review referred to in clause (ii)
            above, a reading of the latest available interim financial statements of Leewards and its consolidated subsidiaries, inquiries of officials of Leewards who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) the unaudited financial statements of Leewards and its consolidated subsidiaries included in the Registration Statement do not comply in form in all material respects with applicable accounting requirements of the Act and the related published Rules and Regulations;

                        (B) at the date of the latest available balance sheet of Leewards and its consolidated subsidiaries read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of Leewards and its subsidiaries consolidated, or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets of Leewards and its consolidated subsidiaries, as compared with amounts shown on the latest balance sheet of Leewards and its consolidated subsidiaries included in the Prospectuses; or

                        (C) for the period from the closing date of the latest income statement of Leewards and its consolidated subsidiaries included in the Prospectuses to the closing date of the latest available income statement of Leewards and its consolidated subsidiaries read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement of Leewards and its consolidated subsidiaries included in the Prospectuses, in consolidated net sales or net operating income of Leewards and its consolidated subsidiaries or in the total or per share amount of consolidated net income of Leewards and its consolidated subsidiaries;

            except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectuses disclose have occurred or may occur or which are described in such letter; and

                  (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of Leewards and its consolidated subsidiaries subject to the internal controls of Leewards' and its consolidated subsidiaries' accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

      For purposes of this subsection, if the Effective Time is subsequent to the execution and delivery of this Agreement, "Registration Statement" shall mean the registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the Effective Time, and "Prospectuses" shall mean the prospectus included in the Registration Statement and the related draft of the International Prospectus. All financial statements and schedules included in material incorporated by reference into the U.S. Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

            (c) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by you. If the Effective Time is prior to the execution and delivery of this Agreement, the U.S. Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, any Selling Stockholder, or you, shall be contemplated by the Commission.

            (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including you, materially impairs the investment quality of the Offered Shares; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review is rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the Nasdaq Stock Market or the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency, if, in the judgment of a majority in interest of the Underwriters including you, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the U.S. Shares.

            (e) You shall have received an opinion, dated such Closing Date, of Jackson & Walker, L.L.P., counsel for the Company, to the effect that:

                  (i) The Company and each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses; and the Company and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualifications, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company;


                  (ii) The Offered Shares delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued and conform to the description thereof contained in the Prospectuses; when purchased and issued pursuant to the terms of this Agreement the Offered Shares delivered on such Closing Date will be, and all other outstanding shares of the Common Stock of the Company are, fully paid and nonassessable; and the stockholders of the Company have no preemptive rights with respect to the Offered Shares pursuant to any applicable statute, rule or regulation or to the Certificate of Incorporation or bylaws of the Company, and to such counsel's knowledge no preemptive rights with respect to the Offered Shares exist, whether pursuant to the items listed above, pursuant to contract or otherwise;

                  (iii) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except for certain registration rights set forth in Article VII of that certain Common Stock and Warrant Agreement dated as of October 16, 1984, by and between Michaels Stores, Inc. and Peoples Restaurants, Inc. (the "Registration Rights"), all of which Registration Rights, pursuant to the terms of that certain Third Amendment to the Common Stock and Warrant Agreement dated September 1, 1992 (the "Third Amendment") are now held by the Prior Assignees (as defined in the Third Amendment), Tallulah, Ltd., the Christiana Trust and the Andrew Trust (as more fully described in the Third Amendment) and all of which Registration Rights have been waived with respect to the transactions contemplated by this Agreement;

                  (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the issuance or sale of the Offered Shares, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                  (v) The execution, delivery and performance of this Agreement and the Subscription Agreement and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order (excluding orders that specifically name and are directed to the Company and are unknown to such counsel and excluding the specific matters under the Act, the Rules, the Regulations and Rule 10(b)5 under the Securities Exchange Act of 1934 that are covered by paragraph (vi) below, the only opinions being expressed with respect to such matters being set forth in paragraph (vi) below) of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or the charter or bylaws of the Company or any subsidiary of the Company or (B) to the knowledge of such counsel, any agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the properties of the Company or any subsidiary of the Company are subject, and the Company has full power and authority to authorize, issue and sell the Offered Shares as contemplated by this Agreement and the Subscription Agreement;

                  (vi) The Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the U.S. Prospectus either was filed with the Commission pursuant to the subparagraph of

            Rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectuses, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that either the Registration Statement or the Prospectuses, or any such amendment or supplement, as of such respective dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statement and Prospectuses of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectuses which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectuses or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained, by incorporation by reference or otherwise, in the Registration Statement or the Prospectuses;

                  (vii) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company; and

                  (viii)The Merger Agreement is a valid and binding agreement enforceable against the parties thereto in accordance with its terms (subject to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting the rights of creditors and to principles of equity), and the Leewards Acquisition has been consummated in accordance with the terms of the Merger Agreement.

            (f) You shall have received an opinion, dated the Closing Date of ________________________, counsel for the Selling Stockholders, to the effect that:

                  (i) Each Selling Stockholder has valid and unencumbered title to the Common Stock sold by such Selling Stockholder pursuant to this Agreement and has full right, power and authority to sell, assign, transfer and deliver such Common Stock hereunder; and the several Underwriters have acquired valid and unencumbered title to the Common Stock purchased by them from the Selling Stockholders hereunder;

                  (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Stockholder for the consummation of the transactions contemplated by this Agreement or the Custody Agreement and Power of Attorney in connection with the sale of the Common Stock sold by the Selling Stockholders hereunder, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                  (iii) The execution, delivery and performance of this
            Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of their properties or any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject, or the charter or bylaws of any Selling Stockholder which is a corporation;

                  (iv) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by each Selling Stockholder;

                  (v) The Custody Agreement and Power of Attorney has been duly authorized, executed and delivered by each Selling Stockholder and is a valid and binding agreement, enforceable against each Selling Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting the rights of creditors and to principles of equity; and

                  (vi) The Merger Agreement is a valid and binding agreement enforceable against Leewards and the Selling Stockholders in accordance with its terms (subject to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting the rights of creditors and to principles of equity), and the Leewards Acquisition has been consummated in accordance with the terms of the Merger Agreement.

            (g) You shall have received from Fulbright & Jaworski, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Shares, the Registration Statement, the Prospectuses and other related matters as you may require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (h) You shall have received a certificate, dated such Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct in all material respects, that the Company has, in all material respects, complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the dates of the most recent financial statements in the Prospectuses, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries except as set forth in or contemplated by the Prospectuses or as described in such certificate.

            (i) You shall have received letters, dated such Closing Date, of Ernst & Young and Deloitte & Touche which meet the requirements of subsections (a) and (b), respectively, of this Section, except that the specified dates referred to in such subsections will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

            (j) On such Closing Date, the Managers shall have purchased the International Firm Shares or the International Optional Shares, as the case may be, pursuant to the Subscription Agreement.

The Company and the Selling Stockholders will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

      7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein.

      (b) The Selling Stockholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance on and conformity with written information furnished to the Company by such Selling Stockholder for use therein, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

      (c) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the U.S. Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

      (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

      (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the U.S. Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the U.S. Shares (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

      8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase U.S. Shares hereunder on either the First Closing Date or the Option Closing Date and the aggregate number of shares of U.S. Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of U.S. Shares that the Underwriters are obligated to purchase on such Closing Date, you may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such U.S. Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the U.S. Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of U.S. Shares with respect to which such default or defaults occur exceeds 10% of the total number of shares of U.S. Shares that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such U.S. Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to U.S. Optional Shares after the First Closing Date, this Agreement will not terminate as to the U.S. Firm Shares). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

      9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, the Selling Stockholders and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the U.S. Shares. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the U.S. Shares by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any shares of U.S. Shares have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the U.S. Shares by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),

(iv) or (v) of Section 6(d), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the U.S. Shares.

      10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to you at, c/o CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055, Attention: Investment Banking Department-New Issue Processing Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 5931 Campus Circle Drive, Las Colinas Business Park, Irving, Texas 75063, Attention: Jack E. Bush, with a courtesy copy to Michael C. French, Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to ________________ at _______________________________
__________________; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

      11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

      12. REPRESENTATION OF UNDERWRITERS AND SELLING STOCKHOLDERS. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by CS First Boston Corporation will be binding upon all the Underwriters. In accordance with the Custody Agreement and Power of Attorney, _________________________ will act for the Selling Stockholders in connection with the transactions contemplated by this Agreement, and any action under or in respect of this Agreement taken by _________________________ will be binding upon all Selling Stockholders.

      13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.


                                    Very truly yours,

                                    MICHAELS STORES, INC.



                                    By:
                                        ------------------------------------
                                    Title:
                                          ----------------------------------


                                    SELLING STOCKHOLDERS:

                                    By _________________________ as
                                    attorney-in-fact for each of the Selling
                                    Stockholders listed below pursuant to
                                    authority granted in the Custody Agreement and Power of Attorney.






                                    Alan Altschuler
                                    Stephen J. Berman
                                    David E. Bolen
                                    EMP & Co.
                                    Frontenac Venture V Limited Partnership
                                    GIPEN & Co.
                                    Alan L. Magdovitz
                                    MONY Life Insurance Company of America
                                    The Mutual Life Insurance Company
                                      of New York
                                    John A. Popple
                                    Prudential-Bache Capital Partners I, L.P.
                                    Prudential-Bache Capital Partners II, L.P.
                                    Prudential Insurance Company of America
                                    John E. Welsh, III

The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.

CS FIRST BOSTON CORPORATION
ROBERTSON, STEPHENS & COMPANY, L.P.
NOMURA SECURITIES INTERNATIONAL, INC.

Acting on behalf of themselves and as the Representatives of the several
Underwriters.

By: CS FIRST BOSTON CORPORATION



By:
    -------------------------------------
Title:
      -----------------------------------

                                 SCHEDULE A


                                                                    Total
                                                                  Number of
      Selling Stockholders                                  Shares to be Sold
      --------------------                                  -----------------


Alan Altschuler ............................................._________________

Stephen J. Berman ..........................................._________________

David E. Bolen..............................................._________________

EMP & Co. ..................................................._________________

Frontenac Venture V Limited Partnership ....................._________________

GIPEN & Co. ................................................._________________

Alan L. Magdovitz ..........................................._________________

MONY Life Insurance Company of America ......................_________________

The Mutual Life Insurance Company of New York ..............._________________

John A. Popple .............................................._________________

Prudential-Bach Capital Partners I, L.P. ...................._________________

Prudential-Bach Capital Partners II, L.P. ..................._________________

Prudential Insurance Company of America ....................._________________

John E. Welsh, III .........................................._________________


      Total..................................................
                                                             -----------------
                                                             -----------------

                                 SCHEDULE B


                                                                 Total
                                                                Number of
                                                             U.S. Firm Shares
      Underwriter                                             to be Purchased
      -----------                                            ----------------

CS First Boston Corporation ................................._________________

Robertson, Stephens & Company, L.P. ........................._________________

Nomura Securities International, Inc. ......................._________________



      Total..................................................
                                                             ----------------
                                                             ----------------